UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 8, 2008
Artfest International, Inc.
(Exact Name of registrant as specified in charter)

Delaware	000-49676	30-0177020
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

The Madison Building
15851 Dallas Parkway, Suite 600
Addison, Texas 75001
(Address of Principal Executive Offices, Including Zip Code)

(877) 278-6672
(Registrant's Telephone Number, Including Area Code)

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant's Certifying Accountant

Thomas Bauman, CPA (“Mr. Bauman”), by letter dated January 16, 2008, which was received by Artfest International, Inc. (the “Registrant”) on or about February 8, 2008, resigned as the independent certified accountant of the Registrant.

The Registrant did not have any disagreements with Mr. Bauman on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure for the Registrant’s fiscal years ended December 31, 2005 and December 31, 2006, or thereafter through January 16, 2008, the date of Mr. Bauman’s resignation letter.  Mr. Bauman’s reports on the Registrant’s financial statements for the past two fiscal years ended December 31, 2005 and December 31, 2006, and thereafter through January 16, 2008, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified as to audit scope or accounting principles, but was qualified, however, as to Registrant’s ability to continue as a going concern.

The Registrant mailed a copy of this Report on Form 8-K to Mr. Bauman on March 6, 2008 and requested that a letter addressed to the Securities and Exchange Commission be provided within ten (10) days stating whether or not he agrees with the statements made by the Registrant in response to this Item and, if not, stating the respects in which he does not agree.

Mr. Bauman responded with a letter dated March 7, 2008, a copy of which is annexed hereto as Exhibit 16.1, stating that he agrees with the three paragraphs set forth above.

(b)  New Independent Accountant

The Registrant engaged Eugene M. Egeberg, CPA (“Mr. Egeberg”) as of February 18, 2008 as its certifying accountant to audit the Registrant’s financial statements for the year ended December 31, 2007.  In connection with the Registrant’s acquisition of The Art Channel, Inc. in December 2007, The Art Channel utilized Mr. Egeberg, who was then The Art Channel’s independent certified accountant, to audit The Art Channel’s financial statements for the period from its inception through September 30, 2007, and to prepare unaudited pro forma consolidated balance sheets which were included in the Registrant’s 8-K/A which was filed with the Securities and Exchange Commission on January 18, 2008.

Mr. Egeberg did not provide the Registrant with advice regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.  During the two most recent fiscal years ended December 31, 2005 and December 31, 2006 the Registrant did not consult with Mr. Egeberg on any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

Item 9.01 Exhibits

Exhibit 16.1	Letter dated March 7, 2008 from Mr. Bauman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artfest International, Inc.

Date:	March 7, 2008	By: /s/ Edward Vakser

Edward Vasker, President and
Chief Executive Officer